UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 31, 2007

                              --------------------

                              Calibre Energy, Inc.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                000-50830                                88-0343804
                ---------                                ----------
         (Commission File Number)           (I.R.S. Employer Identification No.)


        1667 K St., NW, Ste. 1230
        -------------------------
             Washington, DC                                20006
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  (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (202) 223-4401



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03  Material Modification to Rights of Security Holders


Calibre Energy, Inc. ("we", "us", "Calibre", or "the Company"), as of this filing, has outstanding Common Stock Purchase Warrants ("the Warrants") to purchase 18,162,500 common shares which have been issued in conjunction with our financing efforts since inception. The Warrants are comprised of the following tranches:

     |-- 9,555,000 are outstanding with a strike price of $0.75 and an expiration date of October 31, 2007 (collectively with the 2,000,000 warrants detailed below, "the October 2007 Warrants")

     -- 2,000,000 are outstanding with a strike price of $0.40 and an expiration date of October 31, 2007 (collectively with the 9,555,000 warrants detailed above, "the October 2007 Warrants")

     -- 577,500 are outstanding with a strike price of $2.00 and an expiration date of March 28, 2008 ("the March 2008 Warrants")

     -- 4,030,000 are outstanding with a strike price of $2.75 and an expiration date of April 18, 2008 ("the April 2008 Warrants")

     -- 1,000,000 are outstanding with a strike price of $1.50 and an expiration date of November 5, 2008 ("the November 2008 Warrants")

     -- 1,000,000 are outstanding with a strike price of $0.75 and an expiration date of February 23, 2009 ("the February 2009 Warrants")

Our Board of Directors has approved an amendment to all outstanding Common Stock Purchase Warrants to: (1) reduce the per share exercise price from the price stated in each individual Common Stock Purchase Warrant, to $0.10 per share, and
(2) to extend the term and permit exercise of the Warrants at the election of the holder anytime prior to May 14, 2009.

In conjunction with the exercise price reduction, the Board also approved a reduction in the trading price at which we have the right to call the Warrants. Should our common shares on any exchange or bulletin board trade equal to or exceed U.S. $0.40 or more for 10 trading days, then the Warrant Term shall be automatically reduced to 30 days from the date of initial issuance of a news release by the Company announcing the change to the Warrant Term.

The October 2007 Warrants as originally issued permitted a cashless exercise by the warrant holder. As part of the amendment authorized by our Board of Directors, the October 2007 Warrants will now be exercisable for cash, at $0.10 per share.

As soon as practical, Calibre will notify all warrant holders via mail of the proposed amendments to the terms of the Warrants. Should warrant holders agree with these changes, they should sign and return the consent letter to the Company within 60 days from the date of the mailing in order for the changes to each Amended Stock Purchase Warrant to be declared effective.

Although authorized and approved by our Board of Directors, none of the proposed changes in the Warrants are effective with respect to any warrant until written individual warrant holder approval is received by the Company.



Item 9.01  Financial Statements and Exhibits

(c)    Exhibits


10.1   Form letter to Warrant Holders, dated May 31, 2007

99.1   Press release issued May 31, 2007.





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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CALIBRE ENERGY, INC.



Date:    May 31, 2007                  By:    /s/ Prentis B. Tomlinson, Jr.
     ----------------------               --------------------------------------
                                       Name:  Prentis B. Tomlinson, Jr.,
                                              Chairman, President and CEO